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                                                                   EXHIBIT 10.23

               FORM OF MEMBERSHIP INTEREST PURCHASE AGREEMENT


                THIS MEMBERSHIP INTEREST PURCHASE AGREEMENT is entered into as of this __ day of May, 1996 among Sunrise Assisted Living, Inc. ("Buyer"), and Thomas Donohue and Elizabeth Donohue (collectively, "Sellers").

                WHEREAS, Sellers are parties to that certain Sunrise Village House LLC Operating Agreement (the "Operating Agreement") dated as of April 15, 1993, as amended by Amendment No. 1 dated as of June 6, 1994, and as further amended by a Consent and Second Amendment dated as of January 4, 1995, pursuant to which, among other things, Sellers jointly own as tenants by the entireties a thirty (30%) membership interest in Sunrise Village House LLC (the "Membership Interest").

                WHEREAS, Sellers desire to sell to Buyer and Buyer desires to purchase from Sellers the Membership Interest upon the terms and conditions hereinafter set forth;

                NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.      DEFINITIONS

                For all purposes of this Purchase Agreement, certain capitalized terms specified in Exhibit A shall have the meanings set forth in that Exhibit A, except as otherwise expressly provided.

2.      SALE AND PURCHASE OF MEMBERSHIP INTEREST

    2.1.        SALE AND PURCHASE OF MEMBERSHIP INTEREST

                On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions hereof, Sellers agree to sell to Buyer, and Buyer agrees to acquire from Sellers, the Membership Interest, in consideration for which Buyer agrees to issue to the Sellers 52,500 shares of common stock of Buyer (the "Common Stock").

    2.2.        ADDITIONAL UNDERTAKINGS

                Buyer and Sellers acknowledge and agree that transfer of the Membership Interest is subject to the terms and condition of the Operating Agreement. Therefore, as a condition concurrent to the consummation of the purchase and sale set forth in Section 2.1 above, all members of the Sunrise Village House LLC, simultaneously with the execution of this Purchase Agreement, shall enter into an Amendment to the Operating Agreement in the form attached hereto as Exhibit B (the "Amendment") pursuant to which, among other things, Buyer shall be admitted as a member of the Sunrise Village House LLC. Sellers further acknowledge and agree that, effective as of the execution of this Purchase Agreement, Sellers shall be deemed, without

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any further action on their part, to have withdrawn from Sunrise Village House
LLC.

3.      REPRESENTATIONS AND WARRANTIES OF SELLERS

                Sellers hereby represent and warrant to Buyer as follows:

    3.1.        TITLE TO MEMBERSHIP INTEREST

                Since the date of the acquisition of the Membership Interest by Sellers, there has been no event, or action taken (or failure to take action) by or against Sellers, which has resulted or might result in the creation of any Encumbrance on the Membership Interest. Sellers have good, valid and marketable title to the Membership Interest, free and clear of all Encumbrances, with full right and lawful authority to sell and transfer the Membership Interest to Buyer pursuant to this Purchase Agreement.

    3.2.        AUTHORITY AND CAPACITY; BINDING OBLIGATION

                Sellers have full legal right, capacity, power and authority to execute this Purchase Agreement and to consummate the transactions contemplated hereby. This Purchase Agreement constitutes a valid and binding obligation of each Seller, enforceable in accordance with its terms.

    3.3.        ABSENCE OF VIOLATION

                The execution, delivery and performance by Sellers of this Purchase Agreement, the fulfillment of and the compliance with the respective terms and provisions hereof, and the consummation of the transactions contemplated hereby, do not and will not (a) conflict with, or violate any provision of, any Law having applicability to Sellers, or (b) conflict with, or result in any breach of, or constitute a default under, any Agreement to which either Seller is a party.

    3.4.        NO LITIGATION

                There are no actions, suits, claims, arbitrations, proceedings or investigations pending, threatened or reasonably anticipated against, affecting or involving Sellers, or the transactions contemplated by this Purchase Agreement, at law or in equity or admiralty, or before or by any court, arbitrator or governmental authority, domestic or foreign.

    3.5.        RESTRICTIONS AND CONSENTS

                There are no Agreements, Laws or other restrictions of any kind to which either Seller is party or subject that would prevent or restrict the execution, delivery or performance of this Purchase Agreement or result in any penalty, forfeiture, Agreement termination, or restriction on business operations of Buyer or Sellers as a result of the execution, delivery or performance of this Agreement.

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    3.6.        TRANSFER OF TITLE

                Upon payment for the Membership Interest pursuant to the terms of this Purchase Agreement, Buyer will acquire good, valid and marketable title thereto, free and clear of all Encumbrances.

    3.7.        RESIDENCE OF SELLERS

                Sellers represent that they are residents of the [State] [Commonwealth] of _____________________.

4.      REPRESENTATIONS AND WARRANTIES OF BUYER

                Buyer hereby represents and warrants to Sellers as follows:

    4.1.        ORGANIZATION AND STANDING

                Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the full and unrestricted corporate power and authority to carry on its business as currently conducted, to enter into this Purchase Agreement and to carry out the transactions contemplated hereby.

    4.2.        AUTHORIZATION

                The execution, delivery and performance by Buyer of this Purchase Agreement, the fulfillment of and the compliance with the respective terms and provisions hereof, and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by its Board of Directors (which authorization has not been modified or rescinded and is in full force and effect), and will not: (a) conflict with, or violate any provision of, any term or provision of the certificate or articles of organization of Buyer or
(b) conflict with, or result in any breach of, or constitute a default under, any Agreement to which Buyer is a party or by which Buyer is bound. No other action is necessary for Buyer to enter into this Purchase Agreement and to consummate the transactions contemplated hereby and thereby.

    4.3.        ISSUANCE OF COMMON STOCK

                The Common Stock to be issued to the Sellers pursuant to this Purchase Agreement shall, upon issuance in accordance with this Purchase Agreement, be validly issued, fully paid and nonassessable.

    4.4.        BINDING OBLIGATION

                This Purchase Agreement constitutes a valid and binding obligation of Buyer, enforceable in accordance with its terms.

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5.      RESTRICTED SECURITIES

                Sellers hereby represent, warrant and covenant as follows:

    5.1.        NO REGISTRATION UNDER THE SECURITIES ACT

                Sellers understand that the Common Stock to be received by them pursuant to this Purchase Agreement has not been registered under the Securities Act in reliance upon exemptions contained in the Securities Act or interpretations thereof, and cannot be offered for sale, sold or otherwise transferred unless such Common Stock being acquired hereunder subsequently is so registered or qualifies for exemption from registration under the Securities Act.

    5.2.        ACQUISITION FOR INVESTMENT

                The Common Stock is being acquired under this Purchase Agreement by Sellers in good faith solely for their own account, for investment and not with a view toward resale or other distribution within the meaning of the Securities Act. The Common Stock will not be offered for sale, sold or otherwise transferred by Sellers without either registration or exemption from registration under the Securities Act.

    5.3.        RESTRICTIVE LEGENDS

                The Sellers acknowledge that in connection with the delivery of the Common Stock, Buyer shall cause the following legend to be placed on the Common Stock issued to Sellers pursuant to this Purchase Agreement:

                   "THE COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAS
                   BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE SECURITIES LAWS (THE "STATE ACTS") AND CANNOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE STATE ACTS AND REGULATIONS PROMULGATED THEREUNDER."

    5.4.        EVALUATION OF MERITS AND RISKS OF INVESTMENT

                Sellers have such knowledge and experience in financial and business matters that Sellers are capable of evaluating the merits and risks of Seller's acquisition of such Common Stock being acquired hereunder. Sellers understand and are able to bear any economic risks associated with such acquisition (including, without limitation, the necessity of holding such

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Common Stock for an indefinite period of time, inasmuch as such Common Stock has not been registered under the Securities Act).

6.      CLOSING

    6.1.        CLOSING OF SALE AND PURCHASE

                Subject to the terms and conditions of this Purchase Agreement, the Closing shall take place at the offices of ______________________ simultaneously with the execution of this Purchase Agreement.

    6.2.        DELIVERIES BY SELLERS

                At the Closing, Sellers shall deliver to Buyer the following:

                (i) a counterpart copy of the Amendment duly executed by all members (other than Buyer) of the Sunrise Village House LLC;

                (ii) a counterpart copy of the registration rights letter agreement in the form attached hereto as Exhibit C duly executed by Sellers; and

                (iii)   such other Documents as Buyer may reasonably request.

    6.3.        DELIVERIES BY BUYER

                At the Closing, Buyer shall deliver to Sellers the following:

                (i)     certificates representing the Common Stock;

                (ii) a counterpart copy of the Amendment duly executed by Buyer;

                (iii) a counterpart copy of the registration rights letter agreement in the form attached hereto as Exhibit C duly executed on behalf of Buyer; and

                (iv)    such other Documents as Sellers may reasonably request.

7.      SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION; REMEDIES

    7.1.        SURVIVAL OF REPRESENTATIONS

    All representations, warranties, covenants, indemnities and other Agreements made by any party to this Purchase Agreement herein or pursuant hereto shall survive the Closing and any investigation, audit or inspection at any time made by or on behalf of any party hereto.

    7.2.        AGREEMENT OF SELLERS TO INDEMNIFY

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                Subject to the conditions and provisions of this Article 7, each Seller hereby agrees to indemnify, defend and hold harmless Buyer from and against and in respect of all Claims asserted against, resulting to, imposed upon or incurred by Buyer, directly or indirectly, by reason of or resulting from any misrepresentation or breach of any representation or warranty, or noncompliance with conditions or other Agreements, given or made by Sellers in this Purchase Agreement.

    7.3.        AGREEMENT OF BUYER TO INDEMNIFY

                Subject to the conditions and provisions of this Article 7., Buyer hereby agrees to indemnify, defend and hold harmless Sellers from and against and in respect of all Claims asserted against, resulting to, imposed upon or incurred by Sellers, directly or indirectly, by reason of or resulting from any misrepresentation or breach of any representation or warranty, or noncompliance with any conditions or other Agreements, given or made by Buyer in this Purchase Agreement.

    7.4.        REMEDIES CUMULATIVE

                The remedies provided herein shall be cumulative and shall not preclude the assertion by Sellers or Buyer of any other rights or the seeking of any other remedies against the other, or their respective successors or assigns.

8.      MISCELLANEOUS

    8.1.        ADDITIONAL ACTIONS AND DOCUMENTS

                Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents, and to obtain such consents, as may be necessary or as may be reasonably requested in order to effectuate fully the purposes, terms and conditions of this Purchase Agreement.

    8.2.        ASSIGNMENT

                No party shall assign its rights and obligations under this Purchase Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other parties hereto, and any such assignment contrary to the terms hereof shall be null and void and of no force and effect.

    8.3.        ENTIRE AGREEMENT; AMENDMENT

                This Purchase Agreement and the Exhibits attached hereto constitute the entire Agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written Agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Purchase

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Agreement shall be valid or binding unless set forth in writing and duly executed and delivered by the party against whom enforcement of the amendment, modification, or discharge is sought.

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    8.4.        WAIVER

                No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Purchase Agreement or under any other documents furnished in connection with or pursuant to this Purchase Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

    8.5.        SEVERABILITY

                If any part of any provision of this Purchase Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Purchase Agreement.

    8.6.        GOVERNING LAW

                This Purchase Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia (excluding the choice of law rules thereof).

    8.7.        NOTICES

                All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Purchase Agreement shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy or telex, addressed as follows:

                (i)     If to Buyer:


                        -------------------------------
                        -------------------------------
                        -------------------------------

                        with a copy (which shall not constitute notice) to:


                        -------------------------------
                        -------------------------------
                        -------------------------------

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                (ii)    If to Seller:


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                        -------------------------------

                        with a copy (which shall not constitute notice) to:

                        -------------------------------
                        -------------------------------
                        -------------------------------

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand delivered, sent, mailed, telecopied or telexed in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or (with respect to a telecopy or telex) the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

    8.8.        HEADINGS

                Article and Section headings contained in this Purchase Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Purchase Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

    8.9.        EXECUTION IN COUNTERPARTS

                To facilitate execution, this Purchase Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single Agreement. It shall not be necessary in making proof of this Purchase Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

    8.10.       LIMITATION ON BENEFITS

                The covenants, undertakings and agreements set forth in this Purchase Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

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    8.11.       BINDING EFFECT

                Subject to any provisions hereof restricting assignment, this Purchase Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and assigns.

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                IN WITNESS WHEREOF, the parties hereto have duly executed this
Purchase Agreement, or have caused this Purchase Agreement to be duly executed on their behalf, as of the day and year first above written.

                                   BUYER:

                                   SUNRISE ASSISTED LIVING, INC.

                                   By:__________________________
                                   Name:________________________
                                   Title:_______________________




                                   SELLERS:


                                   _____________________________
                                   Thomas Donohue



                                   _____________________________
                                   Elizabeth Donohue


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                                  Exhibit A
                                 Definitions


        "AGREEMENT" means any concurrence of understanding and intention between two or more persons (or entities) with respect to their relative rights and/or obligations or with respect to a thing done or to be done (whether or not conditional, executory, express, implied, in writing or meeting the requirements of contract), including, without limitation, contracts, leases, promissory notes, covenants, easements, rights of way, covenants, commitments, arrangements and understandings.

        "CLAIMS" means all demands, claims, actions or causes of action, assessments, losses, damages (including, without limitation, diminution in value), liabilities, costs and expenses, including, without limitation, interest, penalties and attorneys' fees and disbursements.

        "CLOSING" means the closing of the sale and purchase of the Membership Interest pursuant to the Purchase Agreement.

        "ENCUMBRANCE" means any mortgage, lien, pledge, encumbrance, security interest, deed of trust, option, encroachment, reservation, order, decree, judgment, condition, restriction, charge, Agreement, claim or equity of any kind.

        "LAWS" means all foreign, federal, state and local statutes, laws, ordinances, regulations, rules, resolutions, orders, determinations, writs, injunctions, awards (including, without limitation, awards of any arbitrator), judgments and decrees applicable to the specified persons or entities and to the businesses and assets thereof.

        "SECURITIES ACT" means the Securities Act of 1933, as amended, and all laws promulgated pursuant thereto or in connection therewith.

                                  Exhibit B
                      Amendment to Operating Agreement
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                             AMENDMENT NO. 3 TO
                          SUNRISE VILLAGE HOUSE LLC
                             OPERATING AGREEMENT


                This Amendment No. 3 to the Sunrise Village House LLC Operating Agreement (this "Amendment") is made as of this _________day of May, 1996 by and among Thomas Donohue and Elizabeth Donohue, husband and wife (the "Donohues"), the Manor at Gunston Limited Partnership ("Gunston"), Countryside Properties Company LP ("Countryside"), Sunrise Atrium Limited Partnership ("Atrium"), Sunrise Partners, L.P. ("SPLP"), Sunrise Assisted Living Investments, Inc. ("SALII") and Sunrise Assisted Living, Inc. ("Sunrise").


                            W I T N E S S E T H:

                WHEREAS, Sunrise Village House LLC, a Maryland limited liability company (the "Company"), was formed pursuant to the Articles of Organization dated December 11, 1992 and filed with the Maryland State Department of Assessments and Taxation as of December 14, 1992 and the Operating Agreement dated April 15, 1993, as amended by Amendment No. 1 dated as of June 6, 1994 and as further amended by a Consent and Second Amendment dated as of January 4, 1995 (the "Operating Agreement");

                WHEREAS, pursuant to a Membership Interest Purchase Agreement dated as of the date hereof (the "Membership Interest Purchase Agreement"), the Donohues are assigning their thirty percent (30%) interest in the Company to Sunrise and withdrawing from the Company.

                WHEREAS, execution of this Amendment is a condition concurrent to the consummation of the transactions contemplated by the Membership Interest Purchase Agreement.

                WHEREAS, the undersigned desire to amend the Operating Agreement in order to reflect the withdrawal of the Donohues, include the membership interest of Sunrise, and admit Sunrise as a Member of the Company, all as set forth below.

                WHEREAS, capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Operating Agreement.

                NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, it is hereby agreed as follows:

                1. The Operating Agreement is hereby amended to reflect the withdrawal of the Donohues as Members and to admit Sunrise as a Member.

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                2.      Paragraph 2.2 of the Operating Agreement is amended to
include the following membership interests:

Member                                  Membership Interest
Sunrise Partners, L.P.                          49%
Sunrise Assisted Living, Inc.                   30%
Sunrise Atrium Limited Partnership              10%
The Manor at Gunston Limited Partnership         5%
CountrySide Properties Company LP                5%
Sunrise Assisted Living Investments, Inc.        1%
                                                ---
                                                100%

                4. In accordance with Section 9.1 of the Operating Agreement, this Amendment shall constitute written consent by all the members of the assignment of the Donohues' interest to Sunrise.

                5. In accordance with Section 9.1 of the Operating Agreement, Sunrise hereby agrees to be bound by the terms and conditions of the Operating Agreement and agrees to be personally obligated to the same extent as any other Member with respect to obligations of the Company.

                6. Sunrise shall assume the Donohues' obligations as a Member in the Company. From and after the date hereof, the net profit, net losses, net gains, credits, cash flow or transaction proceeds (including those which have not been distributed) of the Company allocable to the Donohues' membership interest shall be credited or charged to Sunrise.

                7. This Amendment and assignment of the Donohues' membership interest shall not dissolve the Company and the business of the Company shall be deemed to have continued notwithstanding such assignment.

                8. The Operating Agreement, as amended by this Amendment, is hereby ratified and confirmed.

                9. This Amendment may be executed in separate counterparts, none of which need contain the signatures of all parties, and all which taken together shall constitute one and the same instrument.

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                IN WITNESS WHEREOF, the undersigned have executed this
Amendment No. 3 to Sunrise Village House LLC Operating Agreement as of the day and year first above written.


                                THE MANOR AT GUNSTON, L.P.,

                                By:     Sunrise Northern Virginia Limited
                                        Partnership, General Partner

                                        By:     Sunrise Retirement Investments,
                                                Inc., General Partner

WITNESS:

____________________________    By:_____________________________________
                                        Paul J. Klaassen, President



                                COUNTRYSIDE PROPERTIES COMPANY, L.P.,

                                By:     Sunrise Northern Virginia Limited
                                        Partnership, General Partner

                                        By:     Sunrise Retirement Investments,
                                                Inc., General Partner

WITNESS:

____________________________    By:_____________________________________
                                        Paul J. Klaassen, President



                                SUNRISE ATRIUM LIMITED PARTNERSHIP

                                By:     Sunrise Atrium, Inc.
                                        General Partner

WITNESS:

____________________________    By:_____________________________________
                                        Paul J. Klaassen, President


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                                SUNRISE PARTNERS, L.P.

                                By:     Sunrise Development, Inc.
                                        General Partner

WITNESS:



____________________________    By:______________________________________
                                           Paul J. Klaassen, President


                                SUNRISE ASSISTED LIVING, INC.

WITNESS:

____________________________    By:______________________________________
                                           Paul J. Klaassen, resident



                                SUNRISE ASSISTED LIVING
                                INVESTMENTS, INC.

WITNESS:

____________________________    By:______________________________________
                                        Paul J. Klaassen, President




Acknowledged by:


WITNESS:                        DONOHUES:



____________________________    _________________________________________
                                Thomas Donohue


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WITNESS:


____________________________    _________________________________________
                                Elizabeth Donohue

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                                  Exhibit C
                    Registration Rights Letter Agreement


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                        SUNRISE ASSISTED LIVING, INC.
                              9401 Lee Highway
                                  Suite 300
                           Fairfax, Virginia 22031


                                May __, 1996




Thomas and Elizabeth Donohue
[INSERT ADDRESS]


        RE:     REGISTRATION RIGHTS FOR DONOHUE STOCK

Dear Mr. & Mrs. Donohue:

        Reference is made to that certain (i) Membership Interest Purchase Agreement (the "Purchase Agreement") dated as of May ___, 1996 by and among Sunrise Assisted Living, Inc. (the "Issuer") and Thomas Donohue and Elizabeth Donohue, (ii) Registration Agreement (the "Registration Agreement") dated as of January 4, 1995 by and among the Issuer, the Investors and the Founders, and
(iii) Warrant Agreement (the "Warrant Agreement") dated as of March 19, 1996 by and between Issuer and Creditanstalt-Bankberein.

        Pursuant to and in accordance with the Purchase Agreement, as of the date hereof, the Issuer is issuing to Thomas and Elizabeth Donohue 52,500 shares of the common stock of the Issuer ("Donohue Stock"). This Letter Agreement ("Letter Agreement") sets forth the terms and conditions on which the Issuer shall grant certain registration rights to the holders of Donohue Stock. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them by the Registration Agreement.

        The Issuer hereby grants to the holders of outstanding Donohue Stock the same "piggyback registration rights" granted to Holders of Registrable Shares as are set forth in Section 3 of the Registration Agreement as if the holders of Donohue Stock had become parties to the Registration Agreement for purposes of Section 3 and other provisions of the Registration Agreement applicable thereto; provided, however, (a) such registration rights granted hereunder shall be subordinated to (and not inconsistent with) (i) the registration rights of the holders of the Convertible Preferred Stock (and other persons) pursuant to the Registration Agreement and (ii) the registration rights of holders of the Warrants (as defined in the Warrant Agreement) and the Warrant Shares (as defined in the Warrant
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Agreement) issuable on exercise of the Warrants pursuant to the Warrant
Agreement and (b) such subordination (and consistency) shall be effected by considering the Donohue Stock to be included, after inclusion pursuant to the Warrant Agreement of the Warrants and Warrant Shares issuable on exercise of the Warrants, in clause (D) of Sections 3(b) and 3(c) of the Registration Agreement as ". . . other securities requested to be included in such registration which in the opinion of such underwriter(s) can be sold (after taking into account the securities to be sold pursuant to clauses (A), (B) and
(C)) without having a material adverse effect on the offering. . . ." and in clause (C) of Section 2(d) of the Registration Agreement as "...other securities requested to be included in such registration which in the opinion of the underwriter(s) can be sold (after taking into account the Registrable Shares to be sold pursuant to clauses (A) and (B)) without having a material adverse effect on the offering"; and provided further that notwithstanding any provision of the Registration Agreement to the contrary, in any registration thereunder which includes any Donohue Stock the Issuer shall be obligated to pay all Registration Expenses of the Issuer and the holders of such Donohue Stock shall be obligated to pay the costs and expenses incurred by the holders of such Donohue Stock in connection with such registration.

        Each holder of Donohue Stock shall be deemed to have agreed by acquisition of such Donohue Stock to the same obligations as Holders of Registrable Shares and Persons and shall be entitled to the same benefits as Holders of Registrable Shares and Persons as are set forth in Sections 4, 5, 6, 7, 8, 9, 10, 11, the second sentence of Section 12, and Sections 13, 15, 16, 17, 19 and 20 of the Registration Agreement, as if the holders of Donohue Stock had become parties to the Registration Agreement for purposes of such Sections (or portions thereof) and their Donohue Stock were Registrable Shares thereunder.

        The registration rights granted to holders of Donohue Stock pursuant to this Letter Agreement shall terminate with regard to each holder of Donohue Stock, at such time as such holder shall have an unlimited right to sell its Donohue Stock shares in the public market without restriction on volume or otherwise.

        The registration rights granted under this Letter Agreement shall not apply to an Initial Public Offering (as defined in the Warrant Agreement).


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        If the foregoing is in accordance with our mutual understanding, please so indicate by executing this Letter Agreement below and returning an original hereof to the undersigned officer of the Issuer at the address first listed above.

                                   SUNRISE ASSISTED LIVING, INC.


                                   By: ____________________________
                                   Name: __________________________
                                   Title:__________________________


Acknowledged and Agreed:




___________________________
Thomas Donohue




___________________________
Elizabeth Donohue


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